      Exhibit 10.97

                                                        Execution copy

AMENDED AND RESTATED
SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of
March [12], 2007 is executed by U-Haul Leasing & Sales Co., a Nevada corporation, U-Haul Co.
of Arizona, an Arizona corporation, and U-Haul International, Inc., a Nevada corporation
(collectively, the “Borrowers”), in favor of Merrill Lynch Commercial Finance Corp., (with its successors in such capacity, the “Lender”), a Delaware corporation.

RECITALS

A. Pursuant to a Credit Agreement, dated as of June 28, 2005, as amend by the
Amended and Restated Credit Agreement, dated as of March 12, 2007 (collectively, the “Credit
Agreement”), between the Borrowers, U-Haul International, Inc., as Servicer/Manager and G
uarantor and the Lender, the Lender has agreed to extend certain credit facilities to the
Borrowers upon the terms and subject to the conditions set forth therein.

B. The Lender’s obligation to extend the credit facilities to the Borrowers under the
Credit Agreement is subject, among other conditions, to receipt by the Lender of this Security
Agreement, duly executed by the Borrowers.

C. The parties hereto are party to a certain Security Agreement, dated as of June 28,
2005 (the “Original Security Agreement”).

D. The parties to the Original Security Agreement desire to amend and restate the
Original Security Agreement to effect certain amendments thereto.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the
Borrowers hereby agree with the Lender as follows:

1. Definitions and Interpretation.

(a) Definitions. When used in this Security Agreement, the following terms shall have the following respective meanings:

“Account Debtor” shall have the meaning given to that term in subparagraph 3(g) hereof.

“Borrowers” shall have the meaning given to that term in the introductory paragraph hereof.

                  “Collateral” shall have the meaning given to that term in paragraph 2 hereof.

                              “Credit Agreement” shall have the meaning given to that term in Recital A hereof.
“Dealer List” means a list in electronic format, delivered by or on behalf of the Borrowers to the Lender as updated from time to time in accordance with
Section 8.01(g) of the Credit Agreement.

                  “Equipment” shall have the meaning given to that term in Attachment 1hereto.

                  “Inventory” shall have the meaning given to that term in Attachment 1 hereto.

“Lender” shall have the meaning given to that term in the introductory paragraph hereof.

“Loan Documents” means the Credit Agreement, the Note, the Guarantee
Agreement and this Security Agreement.

“Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Borrowers to MLCFC (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Loan Documents, including without limitation all interest, fees, charges, expenses, attorneys’ fees and accountants’ fees chargeable to the
Borrowers or payable by the Borrowers thereunder.

“Proceeds” means all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any
Collateral, including, without limitation, all claims of the Borrowers against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any
Collateral, and any condemnation or requisition payments with respect to any
Collateral, in each case whether now existing or hereafter arising, provided that, with respect to any Vehicle, “Proceeds” shall not include any dealer commissions, licensing fees, maintenance costs and insurance expenses owing under the
Dealership Contracts.

                  “Receivables” shall have the meaning given to that term in Attachment 1 hereto.

“Secured Obligations” means the obligations secured under this Security
Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Borrowers under the Credit Agreement; (b) all other amounts payable by the Borrowers to MLCFC hereunder or under any other Loan Document; (c) any renewals or extensions of any of the foregoing; and (d) all other obligations of the Borrowers or their
    Affiliates under any Loan Document.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New
York as of the date hereof.

“Vehicle” shall mean a motor vehicle owned any Borrower and
constituting part of the Borrowers’ fleet of rental assets as identified on the
Vehicle Schedule delivered by the Borrowers to the Lender under the Credit
Agreement a copy of which is attached hereto as Attachment 4 (as the same may be updated from time to time).

        Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit
        Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

           (b) Other Interpretive Provisions. The rules of construction set forth in Section 1.02 of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security
                Agreement, apply to this Security Agreement and are hereby incorporated by reference.

2. Grant of Security Interest. As security for the Obligations, the Borrowers, jointly and severally, hereby pledge and assign to the Lender and grant to the Lender a security interest in all right, title and interest of the Borrowers in and to the property whether now owned or hereafter acquired described in Attachment 1 hereto, as such Attachment may be amended or supplemented from time to time after the date hereof by a supplemental Vehicle Schedule delivered by the Borrowers to the Lender (collectively and severally, the “Collateral”), which
Attachment 1 is incorporated herein by this reference.

3. Representations and Warranties. The Borrowers, jointly and severally, represent and warrant to the Lender as follows:

(a) Each of UHI and U-Haul Sales & Leasing Co. is a corporation duly authorized and validly existing and in good standing under the laws of the State of Nevada.
U- Haul Co. of Arizona is a corporation duly authorized and validly existing and in good standing under the laws of the State of Arizona.  Except as disclosed on Attachment 5, none of the
Borrowers has (x) had any other corporate name during the past six years, (y) changed its identity or corporate structure in any way within the past six years, or (z) used or operated under any other names (including trade names or other similar names) during the past six years. The exact corporate name of each Borrower as it appears on its certificate of incorporation, and location of its chief executive office are as follows:

(i) U-Haul International, Inc., 2727 N. Central Avenue, Phoenix, Arizona 85004;

                (ii) U-Haul Co. of Arizona, 2727 N. Central Avenue, Phoenix, Arizona 85004; and

                (iii) U-Haul Leasing & Sales Co., 1325 Airmotive Way, Reno, Nevada 89502.

(b) The Borrowers are the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Borrowers acquire rights in the Collateral, will be the legal and beneficial owner thereof).  No other Person has (or, in the case of after-
acquired Collateral, at the time a Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Encumbrances.

(c) All actions have been taken that are necessary under the UCC to perfect the Lender’s interest in the Collateral. All actions have been taken that are necessary under applicable state vehicle titling and registration law to perfect the Borrowers’ interest in Vehicles constituting the Collateral.

(d) The Borrowers have not performed any acts which might prevent the
Lender from enforcing any of the terms of this Security Agreement or which would limit the
Lender in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Encumbrances, no
financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral.

(e) [Reserved].

(f) All Equipment and Inventory are (i) located at the locations indicated in the most recent Dealer List delivered to the Lender, and have been consigned to the possession of a third-party dealer pursuant to the Dealership Contracts, except when such Equipment and
Invenory have been rented to consumers in the ordinary course of the Borrowers' business, as such list of locations may be updated by the Borrowers from time to time at the request of the
Lender, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to a Borrower upon receipt. Except for Equipment and
Inventory referred to in the preceding sentence, the Borrowers have exclusive possession and control of the Inventory and Equipment. All Equipment and Inventory has been acquired by the
Borrowers in the ordinary course of the Borrowers' business.
(g) Each Receivable is genuine and enforceable against the party obligated to pay such Receivable (an “Account Debtor”) free from any right of rescission, defense, setoff or discount. Each Receivable was originated in the ordinary course of the Borrowers’ business.

(h) Each insurance policy maintained by the Borrowers in accordance with
Section 8.07 of the Credit Agreement is validly existing and is in full force and effect. The
Borrowers are not in default in any material respect under the provisions of any such insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy. Set forth in

Attachment 3 hereto is a complete and accurate list of the insurance of the Borrowers in effect on the date of this Agreement required pursuant to Section 8.07 of the Credit Agreement showing as of such date, (i) the type of insurance carried, (ii) the name of the insurance carrier, and (iii) the amount of each type of insurance carried.

(i) The information set forth in each Dealer List delivered pursuant to Section
8.01(g) of the Credit Agreement is true, correct and accurate.

4. Covenants. The Borrowers, jointly and severally, hereby agree as follows:

(a) The Borrowers, at the Borrowers’ expense, shall promptly procure, execute and deliver to the Lender all documents, instruments and agreements and perform all acts which are necessary or desirable, or which the Lender may request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to the Lender therein and the first priority of such Lien or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(b) The Borrowers shall not use or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other
Loan Document, (ii) any applicable Governmental Rule where such use might have a Material
Adverse Effect, or (iii) any policy of insurance covering the Collateral.

(c) The Borrowers shall pay promptly when due all taxes and other
Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

(d) Without thirty (30) days’ prior written notice to the Lender, no Borrower shall (i) change its jurisdiction of organization, or the office in which such Borrower’s books and records relating to Receivables, (ii) keep Collateral consisting of documents at any location other than the offices of UHI or U-Haul Co. of Arizona at 2727 N. Central Avenue, Phoenix, Arizona
85004, or the offices of U-Haul Sales & Leasing Co. at 1325 Airmotive Way, Reno, Nevada
89502, or (iii) keep Collateral consisting of Equipment, Inventory or other goods at any location other than the locations permitted pursuant to Section 9.02 of the Credit Agreement.

(e) [Reserved].

(f) Commencing from the date hereof, the Borrowers shall make or cause to be made all deposits required pursuant to Section 5.03 of the Credit Agreement, at the times so required.

(g) [Reserved].

(h) The Borrowers shall appear in and defend any action or proceeding which may affect its title to or the Lender’s interest in the Collateral.

(i) The Borrowers shall keep separate, accurate and complete records of the
Collateral and shall provide the Lender with such records and such other reports and information relating to the Collateral as the Lender may reasonably request from time to time.

(j) The Borrowers shall not surrender or lose possession of (other than to the
Lender), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except in the ordinary course of the Borrowers’ business and as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, the
Borrowers shall keep the Collateral free of all Liens except Permitted Encumbrances.

(k) The Borrowers shall collect, enforce and receive delivery of the
Receivables in accordance with past practice until otherwise notified by the Lender.

(l) The Borrowers shall comply with all material Requirements of Law applicable to the Borrowers which relate to the production, possession, operation, maintenance and control of the Collateral.

(m) The Borrowers shall (i) maintain and keep in force public liability insurance of the types and in amounts customarily carried from time to time during the term of the Credit Agreement in its lines of business, such insurance to be carried with companies and in amounts satisfactory to the Lender, (ii) deliver to the Lender from time to time, as the Lender may request, schedules setting forth all insurance then in effect, and (iii) deliver to the Lender copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy.  If required pursuant to Section 8.07 of the Credit Agreement, the Lender shall be named as additional insured on all liability insurance of the Borrowers with respect to any Collateral, and such policies shall contain such additional endorsements as shall be required by the Lender, including the endorsements specified in Attachment 3 hereto. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance (whether maintained by any
Borrower or a third party) paid as a result of any event or occurrence shall be paid to the
Borrowers.  All proceeds of any property insurance (whether maintained by any Borrower or a third party) paid after the occurrence and during the continuance of an Event of Default shall be paid to the Lender to be held as Collateral and applied as provided in the Credit Agreement or, at the election of the Lender, returned to the Borrowers.

5. Authorized Action by Lender. The Borrowers hereby irrevocably appoint the
Lender as its attorney-in-fact and agree that the Lender may perform (but the Lender shall not be obligated to and shall incur no liability to the Borrowers or any third party for failure so to do)
any act which the Borrowers are obligated by this Security Agreement to perform, and to exercise such rights and powers as Borrowers might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of any
Borrower relating to the Collateral; (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; (g) note any Borrower’s lien on certificates of title relating to the Collateral; provided, however, that the Lender may exercise such powers only after the occurrence and during the continuance of an Event of Default. The Borrowers agree to reimburse the Lender upon demand for all reasonable costs and expenses, including attorneys’
    fees, that the Lender may incur while acting as the Borrowers’ attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. The Borrowers agree that such care as the Lenders gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Lender’s possession; provided, however, that Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

6. Default and Remedies.  The Borrowers shall be deemed in default under this
Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to the Lender by this Security Agreement, the Credit Agreement, the other Loan Documents, the
UCC and other applicable Governmental Rules, the Lender may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the Lender’s security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account
Debtors to make payments on Receivables directly to the Lender; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to the Lender and/or deliver any proceeds thereof to the Lender; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine; (e) require the Borrowers to assemble the
Collateral and make it available to the Lender at a place to be designated by the Lender; (f) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, or otherwise prepare and preserve Collateral for disposition in any manner and to the extent the Lender deems appropriate. In furtherance of the
Lender’s rights hereunder, the Borrowers hereby grant to the Lender an irrevocable, non-
exclusive license (exercisable without royalty or other payment by the Lender) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which any Borrower now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, the Borrowers hereby agree that seven (7)
days notice of such sale or disposition is reasonable.

7. Miscellaneous.

(a) Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to any Borrower, to it at 1325 Airmotive Way, Reno, NV 89502-
3239, Attention: Rocky Wardrip (Facsimile No. (775) 688-6338), with a copy to 2727 N. Central
Avenue, Phoenix, AZ 85004, Attention: Jennifer Settles (Facsimile No. (602) 263-6173); and

(ii) if to the Lender, to it at 4 World Financial Center, 10th Floor, New
York, NY 10080, Attention: Jeffrey Cohen (Facsimile No. (212) 449-9015).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

(b) Waivers; Amendments. No failure or delay by the Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan
Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time.

Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Lender or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Loan Party or Loan Parties that are parties thereto with the consent of the Lender.

(c) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that a Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void).
Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person
(other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(i) The Lender may, without the consent of the Borrowers, assign all or a portion of its rights and obligations under this Agreement;

(ii) The Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this
Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto.

(d) Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(e) Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this
Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated.

(f) Borrowers’ Continuing Liability. Notwithstanding any provision of this
Security Agreement or any other Loan Document or any exercise by the Lender of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any
Collateral), (i) the Borrowers and their Subsidiaries shall remain liable to perform their obligations and duties in connection with the Collateral and (ii) the Lender shall not assume any liability to perform such obligations and duties or to enforce any of the Borrowers’ rights in connection with the Collateral.

(g) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(i) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of
New York sitting in New York County and of the United States District Court of the Southern
District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New
York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement or any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other
Loan Document against any Borrower or its properties in the courts of any jurisdiction.

(ii) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in subparagraph (g)(i) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(iii) Each Borrower hereby irrevocably agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in Section 7(a) or at such other address of which the Lender shall have been notified pursuant thereto.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(h) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT
IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR
INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER
LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER
BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE BORROWER
CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER
PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER
PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE
FOREGOING WAIVER.

(i) Headings. Section and subsection headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(j) Joint and Several Liability of Borrowers. Each Borrower acknowledges and agrees that, whether or not specifically indicated as such in a Loan Document, all
Obligations shall be joint and several Obligations of each individual Borrower, and in furtherance of such joint and several Obligations, each Borrower hereby irrevocably and unconditionally guarantees the payment of all Obligations of each other Borrower.  Each
Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable to the Lender for all representations, warranties, covenants and, obligations and indemnities of the Borrowers hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrowers have caused this Security Agreement to be executed as of the day and year first above written.

U-HAUL LEASING & SALES CO.

By: ______________________________
Name: Rocky D. Wardrip
Title: Assistant Treasurer

U-HAUL CO. OF ARIZONA

By: ______________________________
Name: Rocky D. Wardrip
Title: Assistant Treasurer

U-HAUL INTERNATIONAL, INC.

By: ______________________________
Name: Rocky D. Wardrip
Title: Assistant Treasurer

11

                            ATTACHMENT 1
                To Security Agreement

COLLATERAL DESCRIPTION

All right, title and interest of the Borrowers, whether now owned or hereafter acquired, in and to the following:

(a) All equipment as defined in the UCC listed on the accompanying Vehicle
Schedule, as the same may be updated from time to time pursuant to the Credit Agreement, including, without limitation, all Vehicles, together with all additions and accessions thereto and replacements therefor (collectively, the “Equipment”);

(b) All inventory as defined in the UCC listed on the accompanying Vehicle
Schedule, as the same may be updated from time to time pursuant to the Credit Agreement, including, without limitation, all Vehicles, together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the “Inventory”);

(c) All amounts receivable with respect to sales of Vehicles to third parties (the
“Receivables”); and

    All Proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

[1]-1

                            ATTACHMENT 2
                To Security Agreement

[Reserved]

[2]-1

                            ATTACHMENT 3
                To Security Agreement

INSURANCE AND

INSURANCE ENDORSEMENTS

If required pursuant to Section 8.07 of the Credit Agreement, each of the liability insurance policies of the Borrowers shall contain substantially the following endorsements:

(a) Merrill Lynch Commercial Finance Corp. (the “Lender”) shall be named as additional insured.

(b) In respect of the interests of the Lender in the policies, the insurance shall not be invalidated by any action or by inaction of any Borrower or by any Person having temporary possession of the property covered thereby (the “Property”) while under contract with any Borrower to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of the Lender regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by any Borrower or the
Lender or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with any Borrower to perform maintenance, repair, alteration or similar work on the
Property.

(c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of the Lender, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to the Lender for 30 days (or 10 days in the case of non-payment of premium) after receipt by the Lender of written notice from the insurer of such cancellation, change or lapse.

(d) The Lender shall not have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

(e) The insurer shall waive any rights of set-off or counterclaim or any other deduction, whether by attachment or otherwise, that it may have against the Lender.

(f) The insurance shall be primary without right of contribution from any other insurance that may be carried by the Lender with respect to its interests in the Property.

(g) The insurer shall waive any right of subrogation against the Lender.

(h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

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                            ATTACHMENT 4
To Security Agreement

VEHICLE SCHEDULE

[Intentionally omitted. Electronic file delivered to Lender at Closing.]

[4]-1

                            ATTACHMENT 5
                To Security Agreement

SCHEDULE OF PRIOR NAMES, TRADE NAMES, PRIOR CORPORATE
STRUCTURES, ETC.

COMPANY	FORMER NAMES (1998 - Present)	CHANGES TO CORPORATE STRUCTURE (1998 - Present)	FICTITIOUS NAMES (1998 - Present)
U-Haul International, Inc.	None	None	None
U-Haul Leasing & Sales Co.	None	None	None
U-Haul Co. of Arizona	None	None	U-Haul Co. of Southern Arizona U-Haul Co. of Western Arizona U-Haul Co. of Eastern Arizona

[5]-1